UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Industrial Electric Services, Inc.

             (Exact name of registrant as specified in its charter)

       289 Blue Sky Parkway
           Lexington KY                                        40509
(Address of principal executive offices)                     (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

Securities Act registration statement file number to which this form relates:
(if applicable) 333-129355


Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock
(Title of class)

Preferred Stock
(Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

Incorporated by reference from Registration Statement on Form SB-2, Commission File Number 333-129355 filed 11/1/2005 and all subsequent amendments.

Item 2. Exhibits.

3     Articles of Incorporation & By-Laws
      (a) Articles of Incorporation of the
          Company
      (b) By-Laws of the Company

Incorporated by reference from Registration Statement on Form SB-2, Commission File Number 333-129355 filed 11/1/2005 and all subsequent amendments.


                                    SIGNATURE

      Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.




Industrial Electric Services, Inc. (Registrant)

Date: December 31, 2006


By: /s/ Edward Lynch
    -------------------------------------------
    President and Principal Executive Officer,
    Principal Financial Officer
    and Principal Accounting Officer